FORM 8 - K

                         SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC  20549


                                   CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                                       of the
                           Securities Exchange Act of 1934


                  Date of Report (date of earliest event reported):

                                    March 8, 1999

                             CIRCUIT RESEARCH LABS, INC.

               (Exact Name of Registrant as specified in its Charter)

                                       Arizona

                   (State or other jurisdiction of incorporation)

                              0-11353               86-0344671

                              Commission            IRS
                               File                 Employer
                               Number               Identification No.

                               2522 West Geneva Drive
                                Tempe, Arizona  85282

                      (Address of principal executive offices)



                                   (602) 438-0888

                           (Registrant's telephone number)

            ITEM 5 - OTHER EVENTS

                 Circuit Research Labs, Inc. (CRL) is curtailing the
            production of its products effective immediately. It will continue to sell its inventory. The high cost of marketing CRL's products worldwide has resulted in operating losses for the last 5 out of 6 years.





                 The Company's Board of Directors has proposed
            dissolution of the Company subject to a vote of the shareholders as per Arizona law. The shareholders will be notified and the vote will take place in the near future.



                                      CIRCUIT RESEARCH LABS, INC.



            Date:  March 8, 1999
                                      Gary D. Clarkson
                                      President/Chairman of the Board